CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-KSB of Pacific Lease Group, Inc. for the quarter ended December 31, 2007, I, Mohammad Sultan, Chief Executive Officer and Chief Financial Officer of Pacific Lease Group, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report of Form 10-KSB for the period ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-KSB for the period ended December 31, 2007, fairly represents in all material respects, the financial condition and results of operations of Pacific Lease Group, Inc.

By:	/s/ Mohammad Sultan Mohammad Sultan Chief Executive Officer and Chief Financial Officer

Dated:	April 16, 2008